UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Material
☐	Solicitation Material under §240.14a-12

SOBR SAFE, INC.
(Name of Registrant as Specified in Its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

Your **Vote** Counts!

SOBR SAFE, INC.

2023 Annual Meeting
Vote by June 8, 2023
11:59 PM ET

SOBR SAFE, INC.
6400 S. FIDDLERS GREEN CIRCLE
SUITE 1400
GREENWOOD VILLAGE, CO 80111

V12859-P93276

You invested in SOBR SAFE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2023.**

Get informed before you vote

The Notice, Proxy Statement and Annual Report are available online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 9, 2023
1:00 PM Mountain Time

6400 South Fiddlers Green Circle
Conference Center Board Room
Greenwood Village, CO 80111

*If you are attending the meeting in person, you will be afforded an opportunity to vote by ballot during the meeting.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Steven Beabout	For
1b. Noreen Butler	For
1c. Ford Fay	For
1d. David Gandini	For
1e. Sandy Shoemaker	For
2. To approve, by a nonbinding say-on-pay advisory vote, the compensation of our named executive officers.	For
3. To approve, by a nonbinding say-when-on-pay advisory vote, the frequency of future advisory votes on the compensation of our named executive officers.	3 Years
4. To approve an amendment to the Company's 2019 Equity Incentive Plan to increase the number of shares of common stock of the Company available for issuance thereunder to 3,500,000 shares plus an automatic increase on February 1 of each year equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year.	For
5. To ratify indemnification agreements entered into by the Company with each of the executive officers and directors of the Company, and to authorize the Company to enter into indemnification agreements in the same form with future executive officers and directors.	For
6. To approve the reduction of the minimum exercise price of common stock purchase warrants issued pursuant to the SPA from $1.35 to $0.00001, the par value of the Company's Common Stock.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V12860-P93276

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